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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 10, 2000

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                               TIME WARNER INC.

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            (Exact name of registrant as specified in its charter)

           Delaware                       1-12259               13-3527249
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

                   75 Rockefeller Plaza, New York, NY 10019
             (Address of principal executive offices) (Zip Code)

                                (212) 484-8000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

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                                                                             2

Item 5.        Other Events.
               ------------

          On January 10, 2000, (i) Time Warner Inc. ("Time Warner") and America Online, Inc. ("America Online") entered into an Agreement and Plan of Merger (the "Agreement and Plan of Merger"), (ii) stockholders who collectively have beneficial ownership of approximately 9% of the outstanding common stock of Time Warner entered into a voting agreement (the "Voting Agreement") and (iii) Time Warner and America Online entered into reciprocal stock option agreements (the "Stock Option Agreements").

          Attached and incorporated herein by reference in their entirety as Exhibits 2.1, 99.1, 99.2, 99.3 and 99.4, respectively, are copies of the Agreement and Plan of Merger, the Voting Agreement, the Stock Option Agreements and a joint press release of Time Warner and America Online announcing the execution of the Agreement and Plan of Merger.

Item 7.        Exhibits.
               --------

Exhibit No.                Exhibit
----------                 -------

 2.1 Agreement and Plan of Merger, dated as of January 10, 2000, between America Online and Time Warner

99.1 Voting Agreement, dated as of January 10, 2000, among America Online and certain stockholders of Time Warner

99.2 Stock Option Agreement, dated as of January 10, 2000, between America Online and Time Warner

99.3 Stock Option Agreement, dated as of January 10, 2000, between Time Warner and America Online

99.4 Joint Press Release dated January 10, 2000, announcing the execution of the Agreement and Plan of Merger

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                                                                             3

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 14, 2000.

                                   TIME WARNER INC.

                                   By: /s/ Christopher P. Bogart
                                       --------------------------------
                                       Name:  Christopher P. Bogart
                                       Title: Executive Vice President, General
                                              Counsel and Secretary

Date: January 14, 2000


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                                                                             4

                               INDEX TO EXHIBITS

Exhibit No.                Exhibit
----------                 -------

 2.1 Agreement and Plan of Merger, dated as of January 10, 2000, between America Online and Time Warner

99.1 Voting Agreement, dated as of January 10, 2000, among America Online and certain stockholders of Time Warner

99.2 Stock Option Agreement, dated as of January 10, 2000, between America Online and Time Warner

99.3 Stock Option Agreement, dated as of January 10, 2000, between Time Warner and America Online

99.4 Joint Press Release dated January 10, 2000, announcing the execution of the Agreement and Plan of Merger